UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 07, 2009 (Date of earliest event reported)
HemaCare Corporation (Exact name of registrant as specified in its charter)

CA (State or other jurisdiction of incorporation)	0-15223 (Commission File Number)	95-3280412 (IRS Employer Identification Number)

15350 Sherman Way, Suite 350 (Address of principal executive offices)		91406 (Zip Code)
818-251-5312 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On May 7, 2009, HemaCare Corporation issued a press release announcing financial results for the first quarter of 2009. A copy is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

The information in this Current Report on Form 8-K, including the exhibits, will not be treated as "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this report.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of HemaCare Corporation dated May 07, 2009

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 08, 2009	HEMACARE CORPORATION By: /s/ Robert S. Chilton Robert S. Chilton Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of HemaCare Corporation dated May 07, 2009